Exhibit 99.1

Crexendo Enters into Definitive Agreement to Acquire NetSapiens

PHOENIX, AZ / ACCESSWIRE / March 8, 2021 / Crexendo, Inc. (NASDAQ:CXDO) an award-winning premier provider of cloud communications, UCaaS (Unified Communications as a Service), call center, collaboration services, and other cloud business services that are designed to provide enterprise-class cloud services to any size business at affordable monthly rates, today announced that it had entered into a definitive agreement to acquire NetSapiens, Inc.

NetSapiens is an award-winning, patented cloud-native communications platform delivered via a high availability, multi-tenant solution that can be consumed however the service providers prefer, in their cloud or the NetSapiens cloud, on a subscription or a purchase model. They currently support over 1.7 million users on their platform through a community of partners

Pursuant to the agreement, Crexendo will acquire NetSapiens through a merger for approximately Fifty Million Dollars, consisting of $10 Million in cash and the remainder in stock consideration (which will include both shares of common stock and stock options), Crexendo will be issuing approximately 6,462,036 total shares and options.

The transaction will be subject to approval by both Crexendo and NetSapiens shareholders. Crexendo will be issuing a proxy which will include a definitive proxy statement relating to a merger or acquisition. Crexendo will then be holding a meeting of shareholders expected to be in April or May 2021 with closing expected to occur shortly thereafter.

Steven G. Mihaylo, Chief Executive Officer commented "This is an important and transformational step for Crexendo. This is our first material accretive acquisition, and I could not be more pleased with the synergies between our companies. Crexendo with this step is enabled to become a dominant supplier with a rapidly growing global platform supporting over 1.7M users. This is our first major step in accelerating our growth and expanding our footprint. This accretive and synergistic acquisition is a win for both companies. Crexendo will be able to increase its offerings and size using the NetSapiens technology and will further benefit from a wealth of additional engineering, sales, and marketing talent. The NetSapiens team will benefit from the Crexendo resources and public company cache to continue their growth and enhance their offering portfolio. I could not be more excited about this acquisition, the benefits for both companies and our future. We believe that this transaction is going to substantially increase shareholder value. I look forward to welcoming Anand and his team, and I know we will make a winning combination.”

Doug Gaylor, President and Chief Operating Officer, stated, "I am very excited about our merger with NetSapiens and what this means for the combined company. Our senior management teams have been working together for some time and we have developed a superb working relationship and friendships. We have all come to believe that the combination of these two excellent companies will be a benefit for all customers, employees and most particularly Crexendo shareholders. The combined company will open up opportunities to provide excellence to our customers and to accelerate our growth.”

Anand Buch, co-founder and CEO of NetSapiens stated “Today’s announcement is an exciting milestone for NetSapiens and an important step in accelerating our growth. I share Doug’s sentiment that our teams will work closely together to provide substantial value to our partner community, our customers and Crexendo shareholders. This agreement with Crexendo is a testament to the value NetSapiens has created and the reputation our team has built. This partnership with Crexendo, will enable us to move faster, be more agile, accelerate our strategic vision and ultimately deliver deeper more powerful solutions that help our service provider community thrive.”

Colliers Securities LLC is serving as the exclusive financial advisor to Crexendo in the transaction.

About Crexendo

Crexendo, Inc. is an award-winning premier provider of UCaaS (Unified Communications as a Service), call center, collaboration services, and other cloud business services that are designed to provide enterprise-class cloud services to any size business at affordable monthly rates.

About NetSapiens

NetSapiens, Inc. provides  a comprehensive suite of unified communications (UC), video conferencing, Collaboration & contact center solutions to over 190+ service providers , servicing over 1.7M users around the globe. Our platform enables our service provider partners to custom-package with unprecedented levels of flexibility, profitability, and ease of use.

Forward Looking Statement/Safe Harbor

This press release contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "will" and other similar statements of expectation identify forward-looking statements. Specific forward-looking statements in this press release include information about Crexendo (i) believing the transaction is an important and transformational step; (ii) being pleased with the synergies between the companies; (iii) becoming a dominant supplier with a rapidly growing global platform supporting over 1.7M users; (iv) having this as its first major step in accelerating its growth and expanding its footprint; (v) believing this is an accretive and synergistic acquisition and being a win for both companies; (vi) being able to increase its offerings and size using the NetSapiens technology and benefiting from additional engineering, sales, and marketing talent; (vii) NetSapiens benefiting from the Crexendo resources and public company cache to continue their growth and enhance their offering portfolio; (viii) being excited about this acquisition and the future for both companies; (ix) believing that this transaction is going to substantially increase shareholder value; (x) looking forward to welcoming Anand and his team which will be a winning combination; (xi) being excited about the merger with NetSapiens and what this means for the combined company; (xii) believing that the combination of these two excellent companies will be a benefit for all customers, employees and Crexendo shareholders; (xiii) believing the combined company will open up opportunities to provide excellence to its customers and to accelerate its growth; (xiv) believing this is a very important step in accelerating the NetSapiens growth; (xv) believing that that the teams will work closely together to provide substantial value to customers and shareholders; (xvi) the agreement is a testament to the value NetSapiens has created and the reputation it has built.

For a more detailed discussion of risk factors that may affect Crexendo's operations and results, please refer to the company's Form 10-K for the year ended December 31, 2019, Form 10-K for the fiscal year ended December 31, 2020 (when filed) the SEC Form 8K when filed with the SEC. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Transactions, Crexendo plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the company will mail the definitive proxy statement to each shareholder entitled to vote at the stockholder meeting relating to the Transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transactions (when they become available) and any other documents filed by the company with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Crexendo and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Mergers and the related transactions. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of the company’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in the company’s filings with the SEC, including the proxy statement to be filed with the SEC.

CONTACT:

Crexendo, Inc.
Doug Gaylor
President and Chief Operating Officer
602-732-7990
dgaylor@crexendo.com

SOURCE: Crexendo, Inc.